ACCOUNTS PAYABLE AND ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2024
Accounts Payable and Accrued Liabilities [Abstract]
ACCOUNTS PAYABLES AND ACCRUED EXPENSES	ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accounts payable and accrued expenses consisted of the following (in millions):

December 31,	2024	2023
Accounts payable	$5,468	$5,590
Accrued marketing expenses	3,092	2,870
Accrued compensation	1,391	1,394
Contingent consideration liability[1]	6,126	—
Other accrued expenses[2]	5,638	5,631
Accounts payable and accrued expenses	$21,715	$15,485
[1]Represents the fairlife, LLC (“fairlife”) contingent consideration liability. As of December 31, 2023, this balance was $3,017 million and was recorded in the line item other noncurrent liabilities in our consolidated balance sheet. Refer to Note 17.
[2]Includes liabilities held for sale of $3 million and $719 million as of December 31, 2024 and 2023, respectively. Refer to Note 2.